Schedule of Investments (unaudited) November 30, 2020	iShares® 25+ Year Treasury STRIPS Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

U.S. Government Obligations

U.S. Government Obligations — 99.7%
U.S. Treasury Note/Bond, 1.38%, 08/15/50	$56	$53,322
U.S. Treasury STRIPS
0.00%, 02/15/46(a)	384	258,562
0.00%, 05/15/46(a)	2,600	1,739,775
0.00%, 11/15/46(a)	234	155,130
0.00%, 02/15/47(a)	3,120	2,061,852
0.00%, 05/15/47(a)	325	213,762
0.00%, 08/15/47(a)	2,275	1,486,417
0.00%, 11/15/47(a)	3,250	2,114,088
0.00%, 11/15/48(a)	3,900	2,495,116
0.00%, 02/15/49(a)	2,952	1,874,643
0.00%, 05/15/49(a)	260	164,243
0.00%, 08/15/49(a)	2,925	1,836,660

Security	Par (000)	Value

U.S. Government Obligations (continued)
0.00%, 11/15/49(a)	$793	$495,775
0.00%, 05/15/50(a)	1,115	690,599
0.00%, 08/15/50(a)	35	21,251

		15,661,195

Total U.S. Government Obligations — 99.7% (Cost: $15,590,568)		15,661,195

Total Investments in Securities — 99.7% (Cost: $15,590,568)		15,661,195

Other Assets, Less Liabilities — 0.3%		43,402

Net Assets — 100.0%		$15,704,597

(a)	Zero-coupon bond.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to a recently published shareholder report. Shareholder reports are available on the Fund’s website at iShares.com and on the U.S. Securities and Exchange Commission website at sec.gov.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of November 30, 2020. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
U.S. Government Obligations	$—	$15,661,195	$—	$15,661,195

Portfolio Abbreviations - Fixed Income

STRIPS	Separate Trading of Registered Interest & Principal of Securities

1